UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 25, 2005
(Date of earliest event reported)

USF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19791 (Commission File No.)	36-3790696 (IRS Employer Identification Number)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois (Address of principal executive offices)	60631 (Zip Code)

(773) 824-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On March 2, 2005, USF Corporation announced that it’s wholly owned subsidiaries, USF Logistics Services Inc. (“USF Logistics”) and USF Processors Inc. (“USF Processors”), had entered into a Stock Purchase Agreement, on February 25, 2005 with Carolina Logistics Services, Inc. (“Carolina Logistics”), pursuant to which USF Logistics sold and Carolina Logistics purchased all of the issued and outstanding capital stock of USF Processors.

A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

99.1	Press release dated March 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION
By:	/s/ Richard C. Pagano
Richard C. Pagano
Senior Vice President, General Counsel and Secretary

Date: March 3, 2005